POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         We, the undersigned directors of Wachovia Corporation ("the Corporation") and each of us, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), our attorneys-in-fact and agents with full power of substitution for us and in our name, place and stead, in any and all capacities, to execute for us and in our behalf the Registration Statement under the Securities Act of 1933 on Form S-3 or other applicable forms relating to one or more offerings of the Corporation's common stock, in connection with the Wachovia Corporation Dividend Reinvestment and Common Stock Purchase Plan, and to sign any and all amendments (including post-effective amendments) to the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we the undersigned have executed this Power of Attorney as of the 22nd day of October 1999.

/s/ L.M. Baker, Jr.                                /s/ James S. Balloun
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L. M. Baker, Jr.                                   James S. Balloun

/s/ Peter C. Browning                              /s/ John T. Casteen, III
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Peter C. Browning                                  John T. Casteen, III

/s/ John L. Clendenin                              /s/ Thomas K. Hearn, Jr.
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John L. Clendenin                                  Thomas K. Hearn, Jr.

/s/ George W. Henderson, III
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George W. Henderson, III                           W. Hayne Hipp

/s/ Robert A. Ingram                               /s/ George R. Lewis
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Robert A. Ingram                                   George R. Lewis

/s/ Elizabeth Valk Long                            /s/ John G. Medlin, Jr.
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Elizabeth Valk Long                                John G. Medlin, Jr.

/s/ Lloyd U. Noland, III                           /s/ Morris W. Offit
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Lloyd U. Noland, III                               Morris W. Offit

/s/ G. Joseph Prendergast                          /s/ Sherwood H. Smith, Jr.
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G. Joseph Prendergast                              Sherwood H. Smith, Jr.

/s/ John C. Whitaker, Jr.
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John C. Whitaker, Jr.